Exhibit 99.2

ART/WORK
vuori
SUNSPEL
UGG

ACADIA
REALTY TRUST

Q1 2025
SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents	Supplemental Report – March 31, 2025

Visit www.acadiarealty.com for additional investor and portfolio information.

Supplemental Report – March 31, 2025	Company Information

Acadia Realty Trust is an equity real estate investment trust that owns and operates a high-quality core real estate portfolio ("Core" or "Core Portfolio") of street and open-air retail properties in the nation's most dynamic retail corridors, along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Craig Mailman (212) 816-4471	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	craig.mailman@citi.com	tthomas@key.com

Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
Paulina Rojas Schmidt (949) 640-8780	Floris van Dijkum (646) 757-2621	Michael W. Mueller, CFA (212) 622-6689
projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

Jefferies	Truist
Linda Tsai (212) 778-8011	Ki Bin Kim, CFA (212) 303-4124
ltsai@jefferies.com	kibin.kim@truist.com

3	Table of Contents

Market Capitalization
Supplemental Report – March 31, 2025	(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares [2]	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	130,956			Balance at 12/31/2024	119,658	4,709	124,367
Common Operating Partnership ("OP") Units	5,194			Vesting RS and LTIPs	10	598	608
Combined Common Shares and OP Units [2]	136,150			OP Conversions	113	(113)	—
				Issuance of Shares	11,172	—	11,172
Share Price at March 31, 2025	$20.95			Other	3	—	3
				Balance at 3/31/2025	130,956	5,194	136,150	121,329	121,329	129,363	129,363
Equity Capitalization - Common Shares and OP Units	$2,852,343
Preferred OP Units [3]	5,364
Total Equity Capitalization	2,857,707	70%	71%

Debt Capitalization
Consolidated debt [4]	1,634,273
Adjustment to reflect pro-rata share of debt	(432,036)
Total Debt Capitalization	1,202,237	30%	29%

Total Market Capitalization [2]	$4,059,944	100%	100%

1.
Reflects debt net of $41,697 pro-rata share of Core Portfolio and Investment Management cash.
2.
Does not include the Common Shares sold under the Forward Equity Offerings (refer to page 5).
3.
Represents 188 Series A and 66,519 Series C Preferred OP Units convertible into 25,067 and 230,967 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
4.
Reflects consolidated debt excluding $8,490 of unamortized premium and unamortized loan costs.

4	Table of Contents

Forward Equity Offerings
Supplemental Report – March 31, 2025	(in thousands)

Forward Equity Offerings	Shares	Anticipated Net Proceeds [1]

Beginning balance [2]	11,172	$276,768
Shares sold	2,445	55,771
Shares settled	(11,172)	(277,868)
Settlement adjustments	—	1,100
Ending balance [3]	2,445	$55,771

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts.
2.
Beginning balance reflects the last quarterly report issued on February 14, 2025 and includes 262 shares sold in January 2025 for anticipated net proceeds of $6,253.
3.
No shares were sold subsequent to March 31, 2025.

5	Table of Contents

Consolidated Statements of Operations
Supplemental Report – March 31, 2025	(in thousands)

March 31, 2025 [1]
Quarter
Revenues
Rental income [8]	$102,640
Other	1,754
Total revenues	104,394
Expenses
Depreciation and amortization	39,440
General and administrative	11,597
Real estate taxes	13,303
Property operating	18,280
Impairment charges	6,450
Total expenses	89,070
Operating income	15,324
Equity in losses of unconsolidated affiliates	(1,713)
Interest income	6,096
Realized and unrealized holding gains on investments and other	1,621
Interest expense	(23,247)
Loss on change in control	(9,622)
Loss from continuing operations before income taxes	(11,541)
Income tax provision	(116)
Net loss	(11,657)
Net loss attributable to redeemable noncontrolling interests	1,669
Net loss attributable to noncontrolling interests	11,596
Net income attributable to Acadia shareholders	$1,608

March 31, 2025 [1]
Quarter
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$92,639
Straight-line rent income	371
Above/below-market rent income	2,198
Asset and property management fees	721
Development, construction, leasing and legal fees	96
Other income [8]	8,369
Consolidated Total GAAP Revenues	$104,394

Reconciliation of Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$14,599
Other property operating (Non-CAM)	2,663
Asset and property management expense	333
Other	685
Consolidated Total GAAP Operating Expenses	$18,280

6	Table of Contents

Consolidated Statements of Operations - Detail
Supplemental Report – March 31, 2025	(in thousands)

March 31, 2025 [1]
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter
REVENUES
Minimum rents	$72,380
Percentage rents	903
Expense reimbursements - CAM	9,088
Expense reimbursements - Taxes	9,349
Other property income	919
Total Revenues	92,639

EXPENSES
Property operating - CAM	14,599
Other property operating (Non-CAM)	2,663
Real estate taxes	13,303
Asset and property management expense	333
Total Expenses	30,898

NET OPERATING INCOME - PROPERTIES	61,741

OTHER INCOME (EXPENSE)
Interest income	6,096
Straight-line rent income	371
Above/below-market rent income	2,198
Interest expense [2]	(20,827)
Amortization of finance costs	(2,094)
Above/below-market interest expense	186
Finance lease interest expense	(512)
Other (expense) income [8]	8,159
Impairment charges	(6,450)
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	48,868

FEE AND OTHER INCOME [3]
Asset and property management fees	721
Development, construction, leasing and legal fees	96
Total Investment Management Fee Income	817

Other transactional income (expense)	(526)
Total Investment Management Fee Income, Net Promote and Other Transactional Income	291

Realized gains on marketable securities, net	—
Less: previously recognized unrealized gains on marketable securities sold	—
Unrealized gains on marketable securities	1,672
Income tax provision	(116)
Total Fee and Other Income	1,847

General and Administrative	(11,597)

Depreciation and amortization	(39,350)
Non-real estate depreciation and amortization	(90)
Loss on change of control	(9,622)
Gain (loss) before equity in earnings and noncontrolling interests	(9,944)

Equity in losses of unconsolidated affiliates	(1,713)
Noncontrolling interests (including redeemable noncontrolling interests)	13,265

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$1,608

7	Table of Contents

Statements of Operations – Pro-Rata Adjustments[7]
Supplemental Report – March 31, 2025	(in thousands)

	Quarter Ended March 31, 2025
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(29,631)	$12,203
Percentage rents	(195)	208
Expense reimbursements - CAM	(4,442)	1,814
Expense reimbursements - Taxes	(3,673)	1,940
Other property income	(370)	83
Total Revenues	(38,311)	16,248

EXPENSES
Property operating - CAM	(6,778)	2,472
Other property operating (Non-CAM)	(716)	320
Real estate taxes	(5,033)	3,009
Asset and property management expense	(509)	564
Total Expenses	(13,036)	6,365

NET OPERATING INCOME - PROPERTIES	(25,275)	9,883

OTHER INCOME (EXPENSE)
Interest income	(104)	32
Straight-line rent income	(245)	215
Above/below-market rent (expense) income	(667)	888
Interest expense [2]	13,004	(4,916)
Amortization of finance costs	930	(324)
Above/below-market interest expense	(58)	—
Finance lease interest expense	346	(102)
Other (expense) income [8]	(52)	202
Impairment charges	4,867	—
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(7,254)	5,878

FEE AND OTHER INCOME [3]
Asset and property management fees	2,621	133
Development, construction, leasing and legal fees	1,907	69
Total Investment Management Fee Income	4,528	202

Other transactional income (expense)	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	4,528	202

Realized gains on marketable securities, net	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—
Unrealized gains on marketable securities	—	—
Income tax provision	51	(31)
Total Fee and Other Income	4,579	171

General and Administrative	778	(247)

Depreciation and amortization	15,258	(7,515)
Non-real estate depreciation and amortization	—	—
Loss on change of control	—	—
Gain (loss) before equity in earnings and noncontrolling interests	13,361	(1,713)

Equity in losses of unconsolidated affiliates	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(96)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$13,265	$(1,713)

8	Table of Contents

Balance Sheet
Supplemental Report – March 31, 2025	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Buildings and improvements	$3,359,373	Components of Real estate under development:
Tenant improvements	311,562	Core	$109,915
Land	1,088,389	Fund III	32,195
Construction in progress	28,807	Total	$142,110
Right-of-use assets - finance leases	61,366
	4,849,497
Less: Accumulated depreciation and amortization	(954,293)
Operating real estate, net	3,895,204
Real estate under development	142,110	Summary of other assets, net:
Net investments in real estate	4,037,314	Deferred charges, net	$39,589
Notes receivable, net ($2,127 of allowance for credit losses)	125,701	Accrued interest receivable	33,866
Investments in and advances to unconsolidated affiliates	177,969	Due from seller	2,259
Lease intangibles, net	123,307	Prepaid expenses	12,808
Other assets, net	113,678	Other receivables	2,885
Right-of-use assets - operating leases, net	26,655	Income taxes receivable	1,672
Cash and cash equivalents	31,984	Corporate assets, net	499
Restricted cash	24,320	Deposits	610
Marketable securities	16,539	Derivative financial instruments	19,490
Straight-line rents receivable, net	40,885	Total	$113,678
Rents receivable, net	17,324
Total assets	$4,735,676

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	$1,055,832	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	569,951	Lease liability - finance leases, net	$31,619
Unsecured line of credit	—	Accounts payable and accrued expenses	69,774
Accounts payable and other liabilities	149,348	Deferred income	30,191
Lease liabilities - operating leases	28,933	Tenant security deposits, escrow and other	15,905
Dividends and distributions payable	27,735	Derivative financial instruments	1,859
Lease intangibles, net	98,356	Total	$149,348
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,878
Total liabilities	1,947,033
Commitments and contingencies
Redeemable noncontrolling interests	25,897
Shareholders' Equity
Common shares	131
Additional paid-in capital	2,704,731
Accumulated other comprehensive income	27,064
Distributions in excess of accumulated earnings	(433,966)
Total Acadia shareholders’ equity	2,297,960
Noncontrolling interests	464,786
Total equity	2,762,746
Total liabilities, redeemable noncontrolling interests, and equity	$4,735,676

9	Table of Contents

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2025	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(852,059)	$244,423
Tenant improvements	(65,317)	18,808
Land	(232,732)	61,244
Construction in progress	(6,767)	3,262
Right-of-use assets - finance leases	(22,571)	22,009
	(1,179,446)	349,746
Less: Accumulated depreciation and amortization	176,520	(65,799)
Operating real estate, net	(1,002,926)	283,947
Real estate under development	(24,295)	2,217
Net investments in real estate	(1,027,221)	286,164
Notes receivable, net	84,148	—
Investments in and advances to unconsolidated affiliates	(30,405)	(117,705)
Lease intangibles, net	(35,804)	10,606
Other assets, net	13,079	6,131
Right-of-use assets - operating leases, net	(1,482)	—
Cash and cash equivalents	(17,926)	5,595
Restricted cash	(8,082)	5,806
Marketable securities	—	—
Straight-line rents receivable, net	(11,396)	5,457
Rents receivable, net	(5,465)	1,139
Total assets	$(1,040,554)	$203,193

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(600,825)	$179,172
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(29,745)	21,073
Lease intangibles, net	(29,827)	11,593
Lease liabilities - operating leases	(1,557)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(21,278)	8,231
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,880)
Total liabilities	(683,232)	203,193
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(357,322)	—
Total equity	(357,322)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,040,554)	$203,193

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.3 million, or $1.7 million at the Company’s pro rata share, for the three months ended March 31, 2025.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated Core properties but also includes Investment Management assets that are held off-balance sheet), of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.1 million for the three months ended March 31, 2025.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned Core assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.
8.
Includes approximately $8.4 million of income related to its terminated lease with Whole Foods at City Center in San Francisco, CA for the three months ended March 31, 2025.

10	Table of Contents

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – March 31, 2025	(in thousands, except per share amounts)

	Quarter Ended	Quarter Ended
	March 31, 2025	March 31, 2024
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$1,608	$3,269
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	31,607	27,087
Loss on disposition on real estate properties (net of noncontrolling interest share)	—	275
Impairment charges (net of noncontrolling interest share)	1,583	—
Loss on change in control (net of noncontrolling interest share)	9,622	—
Income attributable to noncontrolling interests' share in Operating Partnership	163	326
FFO to Common Shareholders and Common OP Unit holders - Diluted	$44,583	$30,957

Add back: acquisition costs	526	—
Unrealized holding (gain) loss (net of noncontrolling interest share)	(1,672)	2,015
Realized gain	—	3,994
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$43,437	$36,966

Adjusted Funds from operations ("AFFO"):
FFO	$44,583	$30,957
Unrealized holding (gain) loss (net of noncontrolling interest share)	(1,672)	2,015
Realized gain	—	3,994
Straight-line rent, net	(341)	(196)
Above/below-market rent	(2,419)	(1,175)
Amortization of finance costs	1,488	1,096
Above/below-market interest	(128)	(43)
Non-real estate depreciation	90	91
Stock-based compensation	2,400	3,938
Leasing commissions	(1,343)	(560)
Tenant improvements	(4,881)	(1,212)
Maintenance capital expenditures	(1,021)	(1,640)
AFFO to Common Shareholders and Common OP Unit holders	$36,756	$37,265

Total weighted-average diluted shares and OP Units	129,363	111,051

Diluted FFO per Common share and OP Unit:
FFO	$0.34	$0.28

FFO before Special Items	$0.34	$0.33

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

11	Table of Contents

EBITDA
Supplemental Report – March 31, 2025	(in thousands)

	Quarter Ended
	March 31,
	2025	2024
EBITDA:

Net income (loss) attributable to Acadia shareholders	$1,608	$3,269

Adjustments: [1]
Depreciation and amortization	31,697	27,178
Interest expense	12,739	13,841
Amortization of finance costs	1,488	1,096
Above/below-market interest	(128)	(43)
Loss on disposition of properties	—	275
Unrealized holding (gain) loss on investment in Albertsons and other	(1,672)	2,015
Realized gain	—	3,994
Provision for income taxes	96	54
Impairment charges	1,583	—
Loss on change in control	9,622	—
Noncontrolling interest - OP	96	203
EBITDA	$57,129	$51,882

Less: Realized gain	—	(3,994)
EBITDA excluding realized gains	$57,129	$47,888

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.

12	Table of Contents

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2025	(in thousands)

	Quarter Ended March 31,		Change
	2025	2024	Favorable/ (Unfavorable)

Summary
Minimum rents	$36,791	$36,598	0.5%
Expense reimbursements	9,739	9,099	7.0%
Other property income	1,106	748	47.9%

Total Revenue	47,636	46,445	2.6%

Expenses
Property operating - CAM & Real estate taxes	12,422	12,566	1.1%
Other property operating (Non-CAM)	1,373	1,376	0.2%

Total Expenses	13,795	13,942	1.1%

Same Property NOI - Core properties	$33,841	$32,503	4.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,889	3,451
Core NOI	$36,730	$35,954

Other same property information
Physical Occupancy at the end of the period	91.6%	92.0%
Leased Occupancy at the end of the period	95.5%	94.7%

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

13	Table of Contents

Fee Income Detail [1]
Supplemental Report – March 31, 2025	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Quarter Ended March 31, 2025
Asset and property management fees	$93	$22	$504	$2,150	$706	$3,475
Transactional fees	27	36	150	1,771	88	2,072
Total fees	$120	$58	$654	$3,921	$794	$5,547

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from non-wholly owned joint ventures (within both Core and Investment Management) as well as third-party managed assets.
(1)

14	Table of Contents

Structured Financing Portfolio
Supplemental Report – March 31, 2025	(in thousands)

	December 31, 2024			Quarter Ended March 31, 2025						Stated	Effective
	Principal	Accrued	Ending			Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances		Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—		$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept 2025

Other notes [2,4]	135,518	52,160	187,678	18,324	[5]	(808)	153,034	57,181	210,215	11.36%	11.44%	July 2025 - Dec 2027

Total Core notes receivable	$195,319	$55,969	$251,288	$18,324		$(808)	$212,835	$60,990	$273,825	9.85%	10.02%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above							$212,835
Allowance for credit loss [6]							(2,986)
Total pro-rata Notes Receivable							$209,849

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at March 31, 2025.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
Includes one Core Portfolio note with an initial principal balance of $54.5 million that was extended to February 9, 2027. Refer to Footnote 3 in the Company’s 10-Q for the period ended March 31, 2025.
5.
Represents the noncontrolling interest portion of a loan funded by the Company to the venture for a principal paydown of a third-party financing at the Renaissance Portfolio. Refer to Footnote 2 in the Company’s 10-Q for the period ended March 31, 2025.
6.
Allowance for credit loss includes the $0.9 million allowance for credit loss related to the City Point Loan which is classified as redeemable noncontrolling interests in the Company’s consolidated financial statements in accordance with GAAP.

15	Table of Contents

Transactional Activity
Supplemental Report – March 31, 2025	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

Core:
106 Spring Street (previously announced)	New York, NY	January 2025	$55,137	100.00%	—	$55,137
73 Wooster Street (previously announced)	New York, NY	January 2025	25,459	100.00%	—	25,459
Renaissance Portfolio (previously announced)	Georgetown, Washington D.C.	January 2025	245,700	48.00%	—	117,936
95, 97 and 107 North 6th Street[3]	Brooklyn, NY	April 2025	60,500	100.00%	—	60,500
85 Fifth Avenue[3]	New York, NY	April 2025	47,000	100.00%	—	47,000
					—	306,032

Investment Management:
Other Co-Investment Vehicles:
Pinewood Square[4]	Lake Worth, FL	March 2025	68,207	100.00%	—	68,207
TOTAL ACQUISITIONS			$502,003		$—	$374,239

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [2]	Investment Management Share	Acadia Share

Core:
Georgetown Renaissance - NCI Holder [5]	Other Loan	January 2025	$18,277	100.00%	$—	$18,277
850 Third Avenue	Mezzanine Loan	April 2025	20,000	100.00%	—	20,000
			$38,277		$—	$38,277

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
Acquisitions that closed after March 31, 2025 do not reflect certain acquisitions costs that may be subsequently capitalized.
4.
The Company intends to bring in a strategic institutional investor to complete the capitalization of this property. No assurances can be given that the Company will successfully identify and close on such a transaction.
5.
Refer to Footnote 5 on the Structured Financing Portfolio page. The Company paid down approximately $57.1 million of an assumed mortgage within the Renaissance Portfolio. This amount represents its noncontrolling interest holders 32% share of such payment.

16	Table of Contents

2025 Revised Guidance
Supplemental Report – March 31, 2025	(in millions, except per share amounts)

	2025 Guidance
	Revised	Prior[1]

Net earnings per share attributable to Common Shareholders	$0.12 to $0.16	$0.22 to $0.27
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.00	0.96
Impairment charges (net of noncontrolling interest share)	0.01	—
Loss on change in control	0.08	—
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.22 to $1.26	$1.19 to $1.24
Net unrealized holding loss[2]	(0.01)	—
Funds from Operations Before Special Items and Realized Gains per share attributable to Common Shareholders and Common OP Unit holders	$1.21 to $1.25	$1.19 to $1.24
Realized gains and promotes[3]	0.11 to 0.14	0.11 to 0.15
Funds from Operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.32 to $1.39	$1.30 to $1.39

________

1.
The prior guidance range represents the amounts published on February 11, 2025 in connection with the Company's fourth quarter 2024 earnings release.
2.
This represents the actual unrealized mark-to-market holdings gain related to the Company's investments, which was recognized in NAREIT FFO for the quarter ended March 31, 2025. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e., changes in share price) on its investments in its 2025 guidance assumptions.
3.
It is the Company's policy to exclude unrealized gains and losses from FFO Before Special items and to include realized gains related to the Company's investment in Albertsons. The Company did not realize any gains for the three months ended March 31, 2025. The Company reaffirms its prior guidance of $16-$19 million of realized gains and promotes. The per share difference between the revised and prior guidance relates to the increased number of shares.

17	Table of Contents

18

9

Net Asset Valuation Information
Supplemental Report – March 31, 2025	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]	Total Investment Management

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$36,730	N/A3	$78	$783	$4,945	$1,164	$6,970
Less:
Net operating loss (income) from properties sold or assets held for sale	—	N/A3	45	—	—	—	45
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(1,793)	N/A 3	(123)	(180)	—	—	(303)
Net Operating Income of stabilized assets	$34,937	N/A 3	$—	$603	$4,945	$1,164	$6,712

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—	$—
Pre-stabilized assets [4]	397,417	N/A [3]	14,343	31,051	—	—	45,394
Development and redevelopment projects [6]	463,900	N/A 3	7,900	27,800	—	—	35,700
Total Costs to Date	$861,317	N/A 3	$22,243	$58,851	$—	$—	$81,094

Debt (Pro-Rata)	$903,308	$79,886	$8,098	$33,254	$147,341	$30,350	$298,929

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Core and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for Core: Route 6 Mall, Mad River, 664 N. Michigan Avenue, 651-671 West Diversey, 2323-2409 Henderson Avenue, and City Center; Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, the LINQ Promenade and Pinewood Square.
6.
Refer to Development and Redevelopment Activity page for projects.

18	Table of Contents

19

Selected Financial Ratios
Supplemental Report – March 31, 2025	(in thousands, except per share amounts)

	Quarter Ended March 31,					Quarter Ended March 31,
COVERAGE RATIOS [1]	2025		2024		LEVERAGE RATIOS	2025		2024
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA[2] divided by:	$57,129		$44,310		Debt + Preferred Equity (Preferred OP Units)	$1,207,601		$1,336,542
Interest expense	12,739		9,452		Total Market Capitalization	4,059,944		3,175,714
Principal Amortization	1,513		2,442		Debt + Preferred Equity/
Preferred Dividends[3]	67		123		Total Market Capitalization	30%		42%
Fixed-Charge Coverage Ratio - Core Portfolio and Investment Management	4.0	x	3.7	x
					Net debt [4]	$1,165,904		$1,320,824
Payout Ratios					Total Market Capitalization	4,059,944		3,175,714
					Net Debt + Preferred Equity/
Dividends declared (per share/OP Unit)	$0.20		$0.18		Total Market Capitalization	29%		42%

Dividends (Shares) & Distributions (OP Units) declared	$27,635		$20,021
FFO [3]	44,583		30,957
FFO Payout Ratio	62%		65%		Debt/EBITDA Ratios

AFFO [3]	36,756		37,265		Net debt [4]	1,160,540		1,312,933
AFFO Payout Ratio	75%		54%		EBITDA	203,589		199,983
					EBITDA excluding Realized Gains	203,589		184,007
FFO Before Special Items	43,437		36,966		Net Debt/EBITDA - Core and Investment Management	5.7	x	6.6	x
FFO Before Special Items Payout Ratio	64%		54%		Net Debt/EBITDA excluding Realized Gains - Core and Investment Management	5.7	x	7.1	x

	EBITDA
	Year Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2025	December 31, 2024

Year to Date EBITDA as reported	$57,129	$206,274
Add: Projected EBITDA [5]	146,460	—
Annualized EBITDA	203,589	206,274

Year to Date Realized gain as reported	—	14,188
Year to Date EBITDA excluding realized gains	$203,589	$192,086

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

1.
See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
2.
Represents preferred distributions on Preferred Operating Partnership Units.
3.
See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.
4.
Reflects debt net of the current Core Portfolio and pro-rata share of the Investment Management cash and restricted cash balance at end of period.
5.
Annualized EBITDA does not include the annualized impact of acquisitions completed in the quarter or anticipated realized gains and promote.

19	Table of Contents

20

Portfolio Debt – Summary
Supplemental Report – March 31, 2025	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio		Investment Management		Total						Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	%	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$272,198	3.7	$21,856	2.8	$294,054	3.6	884,388	1,178,442		98%	$186,121	$(135,114)	$1,229,449
Variable-Rate Debt [5]	631,110	3.2	277,073	1.2	908,183	2.6	(884,388)	23,795		2%	417,261	(36,232)	404,824

Total	$903,308	3.3	$298,929	1.3	$1,202,237	2.8	$—	$1,202,237	5.0%	100%	$603,382	$(171,346)	1,634,273

Unamortized premium					1,372								1,922
Net unamortized loan costs					(9,394)								(10,412)
Contingent loan obligation					9,915								—
Total					$1,204,130								$1,625,783

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

20	Table of Contents

Portfolio Debt – Detail
Supplemental Report – March 31, 2025	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2025	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,305	N/A	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,825	50.00%	6,913	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		20,512	100.00%	20,511	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,831	100.00%	9,831	4.01%	11/05/29	None
151 N. State Street		11,733	100.00%	11,733	4.03%	12/01/29	None
Concord & Milwaukee		2,179	100.00%	2,179	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		2,006	100.00%	2,006	5.89%	04/15/35	None

Sub-Total Fixed-Rate Debt		301,586		272,198

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.00%	69,360	SOFR+1.55%	11/06/26	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Revolving Credit Facility [3]		—	100.00%	—	SOFR+1.35%	04/15/28	2x6 mos.
Term Loan		400,000	100.00%	400,000	SOFR+1.50%	04/15/28	2x6 mos.
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.75%	07/29/29	None

Sub-Total Variable-Rate Debt		702,000		631,110

Total Debt - Core Portfolio		$1,003,586		$903,308

INVESTMENT MANAGEMENT

Fixed-Rate Debt

650 Bald Hill Road	Fund IV	$14,888	20.81%	$3,098	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,256	18.09%	5,835	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None

Sub-Total Fixed-Rate Debt		107,543		21,856

Variable-Rate Debt [1]

Midstate	Fund V	50,200	20.10%	10,090	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	15,961	20.10%	3,208	SOFR+2.20%	05/01/25	1x12 mos.
Palm Coast Landing	Fund V	25,160	20.10%	5,057	SOFR+2.15%	05/01/25	None
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.56%	05/30/25	None
Eden Square	Fund IV	23,447	20.81%	4,879	SOFR+2.35%	06/01/25	1x3 mos.
Fairlane Green	Fund V	31,484	20.10%	6,328	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,019	20.10%	5,632	SOFR+2.30%	06/15/25	1x12 mos.
City Point	Fund II	137,485	58.10%	79,886	SOFR+2.61%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union	Fund IV	1,325	20.81%	276	SOFR+2.25%	10/01/25	None
Tri-City Plaza	Fund V	35,426	18.09%	6,409	SOFR+2.00%	10/18/25	None
Lincoln Commons	Fund V	35,448	20.10%	7,125	SOFR+3.10%	11/25/25	1x24 mos.
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Frederick County Square	Fund V	24,724	18.09%	4,473	SOFR+2.51%	01/01/26	None
Hiram Pavilion	Fund V	26,933	20.10%	5,413	SOFR+2.30%	03/05/26	1x12 mos.
Hickory Ridge	Fund V	26,492	20.10%	5,325	SOFR+2.30%	10/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	43,400	20.10%	8,723	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	36,063	18.09%	6,524	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Landstown Commons	Fund V	58,613	20.10%	11,782	SOFR+2.20%	10/24/27	2x12 mos.
Family Center at Riverdale	Fund V	38,274	17.97%	6,879	SOFR+2.46%	11/01/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Elk Grove Commons	Fund V	41,000	20.10%	8,241	SOFR+2.00%	12/20/27	1x12 mos.
Mohawk Commons	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None

21	Table of Contents

Portfolio Debt – Detail
Supplemental Report – March 31, 2025	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2025	Percent	Amount	Rate	Maturity Date	Options
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.

Sub-Total Variable-Rate Debt		1,165,697		277,073
Total Debt - Investment Management		1,273,240		298,929
Total Debt - Core Portfolio and Investment Management		$2,276,826		$1,202,237

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

22	Table of Contents

Future Debt Maturities [1]
Supplemental Report – March 31, 2025	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$1,960	$—	$1,960	$1,724	$—	$—	$1,724	N/A	N/A
2026	5,419	132,000	137,419	5,041	28,305	69,360	102,706	—	1.55%
2027	5,266	57,538	62,804	4,953	45,053	—	50,006	4.91%	N/A
2028	1,900	520,363	522,263	1,866	70,361	450,000	522,227	4.10%	1.51%
2029	1,887	246,338	248,225	1,539	97,088	111,383	210,010	5.53%	1.88%
Thereafter	1,295	29,620	30,915	1,295	15,340	—	16,635	5.72%	N/A
Total	$17,727	$985,859	$1,003,586	$16,418	$256,147	$630,743	$903,308

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$4,806	$530,310	$535,116	$930	$—	$162,259	$163,189	N/A	2.66%
2026	4,466	115,618	120,084	852	2,992	19,858	23,702	3.75%	2.46%
2027	6,120	463,257	469,377	1,133	—	81,639	82,772	N/A	2.23%
2028	486	148,177	148,663	93	18,302	10,871	29,266	5.97%	2.18%
2029	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$15,878	$1,257,362	$1,273,240	$3,008	$21,294	$274,627	$298,929

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

23	Table of Contents

Future Debt Maturities – As Extended [1]
Supplemental Report – March 31, 2025	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$1,960	$—	$1,960	$1,724	$—	$—	$1,724	N/A	N/A
2026	5,419	30,000	35,419	5,041	28,305	—	33,346	—	N/A
2027	5,266	32,402	37,668	4,953	26,201	—	31,154	5.57%	N/A
2028	1,900	169,862	171,762	1,866	17,862	119,360	139,088	4.40%	1.57%
2029	1,887	572,089	573,976	1,539	97,088	475,000	573,627	5.53%	1.56%
Thereafter	1,295	181,506	182,801	1,295	86,692	36,382	124,369	4.32%	1.95%
Total	$17,727	$985,859	$1,003,586	$16,418	$256,148	$630,742	$903,308

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2025	$4,806	$167,124	$171,930	$930	$—	$35,543	$36,473	N/A	2.60%
2026	4,466	276,813	281,279	852	2,992	104,508	108,352	3.75%	2.57%
2027	6,120	293,786	299,906	1,133	—	56,501	57,634	N/A	2.63%
2028	486	170,806	171,292	93	12,718	23,110	35,921	5.98%	2.60%
2029	—	348,831	348,831	—	5,585	54,964	60,549	5.95%	2.10%
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$15,878	$1,257,360	$1,273,238	$3,008	$21,295	$274,626	$298,929

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

.

24	Table of Contents

Swap Interest Rate Summary [1]
Supplemental Report – March 31, 2025	(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR (2)
April 2025	$8,522	2.6%
June 2025	11,973	4.4%
July 2025	2,596	4.3%
October 2025	6,409	4.2%
March 2026	5,413	4.5%
April 2026	11,020	2.9%
May 2026	3,208	3.5%
October 2026	5,325	3.7%
November 2026	73,512	4.5%
December 2026	6,024	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.4%
December 2027	118,291	2.7%
March 2028	57,173	2.8%
April 2028	50,000	3.3%
November 2028	50,000	2.9%
February 2029	50,000	2.5%
June 2029	25,000	2.0%
July 2029	25,000	2.6%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	79,052	3.5%
July 2030	125,000	2.8%

Total	$884,388	3.0%

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on Core and Investment Management debt.
2.
Represents strike (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

25	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville	2011 2012	100.0%	40,590	—	—	40,590	68.2%	—%	—%	68.2%	93.0%	$6,756,497	$244.18
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	79.9%	—%	—%	79.9%	89.0%	1,908,428	45.00
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Marine Layer, Kiehl's, Solidcore, Rails	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	92.8%	—%	—%	92.8%	100.0%	2,541,177	51.45
North Lincoln Park Chicago Collection (6 properties)	Guitar Center, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	13.6%	—%	77.6%	49.2%	49.2%	900,933	36.68
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,768,673	42.33
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,957,873	46.85
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	485,773	36.95
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	72.7%	72.7%	84.8%	704,794	53.01
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	823,131	24.15
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	82.2%	—%	—%	82.2%	83.8%	5,435,325	37.55
				492,939	—	84,066	577,005	84.2%	—%	82.0%	83.9%	88.0%	$25,855,604	$53.44
New York Metro
Soho Collection/West Village (19 properties)	Reiss, Vuori, Zimmermann, Madewell, Adidas Y3 Watches of Switzerland, Stone Island, Frame, Theory, Bang & Olufsen, Marine Layer	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	93.3%	—%	—%	93.3%	97.8%	$21,590,206	$332.19
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	47.1%	—%	—%	47.1%	100.0%	540,000	132.39
200 West 54th Street	—	2007	100.0%	5,932	—	—	5,932	90.7%	—%	—%	90.7%	90.7%	1,493,949	277.69
61 Main Street	Splendid	2014	100.0%	3,472	—	—	3,472	46.1%	—%	—%	46.1%	100.0%	153,072	95.67
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,091,009	94.75
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Wingstop	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	502,709	33.91
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,902,510	114.46
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,066,548	133.55
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,131,422	27.87
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	881,322	433.94
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,331,171	168.46
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,291,368	44.36

26	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Williamsburg Collection [3] (3 properties)	Sephora, SweetGreen, Levain Bakery, Lululemon, Madewell, Alo Yoga	2022 2024	100.0%	64,644	—	—	64,644	90.7%	—%	—	90.7%	90.7%	7,227,695	123.27
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,679,704	489.84
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	76.4%	76.4%	83.9%	1,643,919	82.94
				218,451	34,614	88,822	341,887	91.9%	100.0%	93.1%	93.0%	96.4%	$47,678,680	$149.88
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,350,377	$138.40
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,143,926	224.57
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,494,303	$189.18
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	21.9%	—%	—%	21.9%	21.9%	$309,692	$68.56
14th Street Collection (3 properties)	Verizon, Long and Foster, VSV Wine Bar	2021	100.0%	19,077	—	—	19,077	63.5%	—%	—%	63.5%	100.0%	1,042,744	86.01
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,945,705	36.09
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Reformation, Glossier, Alo Yoga, Aritzia, Skims	2011 2016 2019	68.0%	262,412	—	—	262,412	82.5%	—%	—%	82.5%	93.6%	16,760,095	77.42
				302,158	25,134	32,533	359,825	77.2%	100.0%	88.5%	79.8%	89.8%	$20,058,236	$69.88
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022 2024	100.0%	53,099	31,635	—	84,734	81.7%	100.0%	—%	88.6%	89.7%	$2,892,141	$38.54

Total Street and Urban Retail				1,091,454	91,383	205,421	1,388,258	84.0%	100.0%	87.8%	85.6%	90.9%	$101,300,916	$85.21

Acadia Share Total Street and Urban Retail				1,003,069	91,383	192,196	1,286,649	84.2%	100.0%	88.6%	86.0%	90.8%	$94,829,960	$85.70

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	85.2%	89.7%	96.9%	$3,443,176	$26.67
Marketplace of Absecon	Walgreens, Dollar Tree, Aldi	1998	100.0%	—	46,724	57,832	104,556	—%	28.3%	80.4%	57.1%	78.3%	1,008,697	16.90

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	87.6%	87.6%	88.8%	2,680,851	35.11
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	86.8%	94.9%	94.9%	3,317,064	28.32
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,070,441	35.47
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts	1998	49.0%	—	202,727	105,475	308,202	—%	100.0%	92.7%	97.5%	99.3%	9,848,948	32.78

27	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,286,277	9.29
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	74.5%	94.7%	97.6%	1,496,556	15.27

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	96.6%	1,390,578	11.07
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	93.4%	98.2%	99.3%	2,133,737	9.97
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,555,412	38.40

Vermont
The Gateway Shopping Center	Shaw's (Albertsons), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,301,066	23.13

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	84.9%	92.8%	92.8%	1,374,356	14.97

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	59.3%	88.1%	73.1%	94.3%	2,721,789	15.79

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	96.3%	98.7%	100.0%	4,301,451	18.55

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,585	21,891	700,476	—%	97.2%	86.3%	96.9%	99.6%	12,112,222	17.85
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,422,242	33.54
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,865	19,865	—%	—%	63.8%	63.8%	100.0%	711,939	56.14

Pennsylvania
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	993,248	27.22
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,362,110	22.99

Total Suburban Properties				—	2,693,054	1,012,295	3,705,349	—%	95.7%	88.9%	93.9%	97.3%	$64,197,275	$19.92

Acadia Share Total Suburban Properties				—	2,589,663	958,503	3,548,166	—%	95.6%	88.7%	93.7%	97.2%	$59,174,311	$19.28

Total Core Properties				1,091,454	2,784,437	1,217,716	5,093,607	84.0%	95.9%	88.7%	91.6%	95.5%	$165,498,191	$37.51

Acadia Share Total Core Properties				1,003,069	2,681,046	1,150,699	4,834,815	84.2%	95.7%	88.7%	91.7%	95.5%	$154,004,272	$36.88

28	Table of Contents

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29	Table of Contents

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2025	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.8%	5.0%
J. Crew Group [3]	5	21,788	4,860,982	0.4%	2.9%
Lululemon	3	16,289	4,013,459	0.3%	2.4%
Dick's Sporting Goods, Inc	3	169,782	3,385,770	2.8%	2.1%
TJX Companies [4]	9	252,043	3,105,924	4.2%	1.9%
Walgreens	4	68,393	2,887,312	1.1%	1.7%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.7%
Trader Joe's	3	40,862	2,628,360	0.7%	1.6%
Fast Retailing [5]	2	32,013	2,513,797	0.5%	1.5%
ALO Yoga	2	22,566	2,478,507	0.4%	1.5%
Albertsons Companies, Inc. [6]	2	123,409	2,061,142	2.1%	1.2%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.2%
Watches of Switzerland [7]	2	13,863	1,756,482	0.2%	1.1%
Royal Ahold [8]	2	103,125	1,711,582	1.7%	1.0%
Ulta Salon Cosmetics & Fragrance	3	31,497	1,550,756	0.5%	0.9%
The Home Depot, Inc.	2	187,914	1,345,020	3.1%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.8%
Gap, Inc. [9]	2	37,895	1,329,165	0.6%	0.8%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.8%
Veronica Beard	2	4,136	1,164,628	0.1%	0.8%
TOTAL	61	1,740,965	$52,559,772	29.2%	31.8%

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring), Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (121 Spring), Nordstrom Rack (State and Washington), and Vera Wang (991 Madison).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location)
4.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Shaw’s (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

30	Table of Contents

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2025	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,977	0.2%	$46.98	0.1%	—	—	—%	$—	—%
2025	21	105,524	12.5%	93.14	11.5%	4	197,613	8.6%	18.41	10.0%
2026	27	84,585	10.0%	135.58	13.4%	10	424,984	18.4%	10.78	12.6%
2027	24	59,571	7.1%	122.85	8.5%	5	155,675	6.7%	21.38	9.1%
2028	20	197,528	23.4%	65.98	15.2%	11	483,822	20.9%	12.43	16.5%
2029	27	79,549	9.4%	110.08	10.2%	13	440,142	19.0%	14.92	18.0%
2030	14	90,245	10.7%	94.82	10.0%	5	178,985	7.7%	20.79	10.2%
2031	5	31,958	3.8%	87.80	3.3%	2	50,566	2.2%	16.97	2.4%
2032	15	57,505	6.8%	168.34	11.3%	1	12,250	0.5%	21.96	0.7%
2033	22	76,578	9.1%	116.22	10.4%	1	28,881	1.3%	14.50	1.1%
2034	7	16,179	1.9%	104.24	2.0%	1	21,804	0.9%	11.25	0.7%
Thereafter	8	43,627	5.2%	81.41	4.1%	5	316,503	13.7%	21.50	18.7%
Total [2]	191	844,825	100.0%	$101.41	100.0%	58	2,311,225	100.0%	$15.77	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		158,244					114,905
Total Square Feet [2]		1,003,069					2,681,046

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	1	1,977	0.0%	$46.98	0.1%
2025	32	104,853	10.3%	28.63	9.4%	57	407,990	9.8%	40.37	10.7%
2026	33	119,045	11.7%	26.52	9.9%	70	628,614	15.1%	30.55	12.5%
2027	36	136,781	13.4%	34.20	14.7%	65	352,027	8.4%	43.53	10.0%
2028	35	143,791	14.1%	35.35	15.9%	66	825,141	19.8%	29.24	15.7%
2029	32	131,388	12.9%	26.97	11.1%	72	651,078	15.6%	28.98	12.3%
2030	11	29,414	2.9%	40.05	3.7%	30	298,644	7.2%	45.06	8.7%
2031	15	81,283	8.0%	25.80	6.6%	22	163,807	3.9%	35.17	3.7%
2032	24	94,920	9.3%	33.15	9.9%	40	164,675	3.9%	79.53	8.5%
2033	21	85,791	8.4%	32.37	8.7%	44	191,250	4.6%	63.24	7.9%
2034	10	31,966	3.1%	29.84	3.0%	18	69,949	1.7%	41.26	1.9%
Thereafter	18	60,975	6.0%	37.15	7.1%	31	421,105	10.1%	29.97	8.2%
Total [2]	267	1,020,206	100.0%	$31.25	100.0%	516	4,176,257	100.0%	$36.88	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		130,493					403,642
Total Square Feet [2]		1,150,699					4,834,814

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

31	Table of Contents

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2025

	Quarter Ended
	March 31, 2025
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	3	3
GLA	18,769	18,769
New base rent	$78.60	$73.83
Previous base rent	$46.02	$46.41
Average cost per square foot	$18.80	$18.80
Weighted Average Lease Term (years)	4.8	4.8
Percentage growth in base rent	70.8%	59.1%

Renewal Leases
Number of renewal leases executed	13	13
GLA	96,232	96,232
New base rent	$30.93	$29.83
Expiring base rent	$24.70	$27.77
Average cost per square foot	$—	$—
Weighted Average Lease Term (years)	6.6	6.6
Percentage growth in base rent	25.2%	7.4%

Total New and Renewal Leases
Number of new and renewal leases executed	16	16
GLA commencing	115,001	115,001
New base rent	$38.71	$37.01
Expiring base rent	$28.18	$30.81
Average cost per square foot	$3.07	$3.07
Weighted Average Lease Term (years)	6.3	6.3
Percentage growth in base rent	37.4%	20.1%

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration. New rent is that which is paid at commencement.
(1)

32	Table of Contents

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2025

	Quarter Ended		Year Ended
	March 31, 2025	March 31, 2024	December 31, 2024
Leasing Commissions	$1,343	$560	$4,374
Tenant Improvements	4,881	1,212	8,496
Maintenance Capital Expenditures	1,021	1,640	7,873
Total Capital Expenditures	$7,245	$3,412	$20,743

33	Table of Contents

Fund Overview
Supplemental Report – March 31, 2025

I. KEY METRICS	Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,035.1	Million
Acadia's Commitment	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$644.0	Million
Acadia's Pro-Rata Share	61.7	% [2]	24.5%		23.1%		20.1%		31.6%
Acadia's Promoted Share [1]	69.4%		39.6%		38.5%		36.1%		45.3%
Preferred Return	8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$559.4	Million	$448.1	Million	$506.0	Million	$478.8	Million	$1,992.3	Million
Cumulative Net Distributions [3]	$172.9	Million	$603.5	Million	$221.4	Million	$156.8	Million	$1,154.6	Million
Net Distributions/Contributions	30.9%		134.7%		43.8%		32.7%		58.0%
Unfunded Commitment [4]	$0.0	Million	$1.9	Million	$24.0	Million	$41.2	Million	$67.1	Million
Investment Period Closes	Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund II & III		0%
Asset Management [5]	Fund IV		0.75% of Implied Capital
Asset Management [5]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments along with an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point.
3.
Net of fees and promote.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Implied Capital is Fund Size less capital attributed to sold investments or released.

34	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's, Lululemon	2007	94.2%	—	330,448	205,815	536,263	—%	100.0%	44.5%	78.7%	86.1%	$20,099,547	$47.63

Total - Fund II				—	330,448	205,815	536,263	—%	100.0%	44.5%	78.7%	86.1%	$20,099,547	$47.63

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,547	—	—	4,547	93.4%	—%	—%	93.4%	93.4%	$1,158,550	$272.79
Total - Fund III				4,547	—	—	4,547	93.4%	—%	—%	93.4%	93.4%	$1,158,550	$272.79

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,125,853	252.12
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	92.1%	—%	—%	92.1%	100.0%	1,000,846	142.39

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	90.0%	—	116,003	113,170	229,173	—%	100.0%	91.4%	95.8%	97.9%	3,553,385	16.19

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon	2014	100.0%	94,693	—	—	94,693	93.3%	—%	—%	93.3%	93.3%	3,450,379	39.06

WEST
California
Union and Fillmore Collection (1 property)	Bonobos	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	82,500	79.02

Total - Fund IV				136,751	171,003	218,618	526,372	79.5%	100.0%	84.8%	88.4%	89.4%	$12,830,297	$27.58

35	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	99.7%	99.9%	99.9%	$4,301,833	$19.21

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	217,273	217,273	—%	—%	85.1%	85.1%	85.1%	4,591,609	24.85
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,619	330,930	534,549	—%	100.0%	92.0%	95.0%	95.0%	7,622,180	15.01

MIDWEST
Michigan
New Towne Center	Kohl's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	95.6%	99.0%	99.0%	2,377,466	12.61
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.1%	98.3%	98.3%	5,248,920	19.77

NORTHEAST
Maryland
Frederick County (1 property)	Lidl, Advance Auto, Starbucks	2019	90.0%	—	90,053	146,454	236,507	—%	100.0%	84.0%	90.1%	92.3%	4,044,323	18.98

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,769	302,709	—%	100.0%	87.2%	92.7%	95.3%	4,196,134	14.96

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	270,423	122,466	392,889	—%	100.0%	76.7%	92.7%	95.3%	7,138,809	19.59

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	58.2%	76.5%	76.5%	4,487,644	11.43
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,324	399,198	—%	100.0%	83.2%	97.1%	99.2%	5,549,500	14.31

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,432,591	11.98

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	155,279	305,534	460,813	—%	100.0%	95.7%	97.1%	97.1%	6,037,737	13.49

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	150,031	396,769	—%	100.0%	68.1%	87.9%	95.3%	6,818,086	19.54

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	295,376	383,259	—%	100.0%	94.3%	95.6%	97.9%	7,705,747	21.03

Florida

36	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,480	171,721	—%	100.0%	93.4%	96.2%	98.0%	3,523,794	21.32
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	5,112,664	21.65

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	100.0%	4,843,023	12.82

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	92.4%	85.8%	91.0%	91.0%	4,069,650	9.65

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	215,397	347,966	—%	100.0%	96.2%	97.7%	97.7%	6,277,563	18.47
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	210,139	153,252	363,391	—%	100.0%	96.7%	98.6%	98.6%	4,930,908	13.76

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	90.6%	95.8%	100.0%	5,197,254	22.42

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	92.3%	97.1%	97.9%	4,021,781	11.12

Total - Fund V				—	4,185,218	3,289,643	7,474,861	—%	97.4%	89.9%	94.1%	95.3%	$112,529,217	$16.00

Other Co-investment Vehicles Detail [5]

NORTHEAST
New York
Shops at Grand Avenue	Stop & Shop (Ahold), Starbucks	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	$3,573,512	$35.79
SOUTHEAST
Florida
Walk at Highwoods Preserve	HomeGoods, Michaels	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	88.2%	95.1%	95.1%	2,644,235	20.17
Pinewood Square	TJ Maxx, Ross Dress for Less, Five Below	2025	100.0%	—	113,359	90,643	204,002	—%	100.0%	98.5%	99.4%	99.4%	4,835,082	23.86
WEST
Nevada
LINQ Promenade	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas	2024	15.0%	—	—	182,926	182,926	—%	—%	96.2%	96.2%	96.2%	14,497,152	82.35
Total - Other Co-investment Vehicles				—	246,589	377,932	624,521	—	100.0%	96.1%	97.6%	97.6%	$25,549,981	$41.91

TOTAL INVESTMENT MANAGEMENT PROPERTIES				141,298	4,933,258	4,092,008	9,166,564	80.0%	97.8%	87.9%	93.1%	94.6%	$172,167,592	$20.17

37	Table of Contents

Investment Management Retail Properties – Detail [1]
Supplemental Report – March 31, 2025

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Acadia Share of Total Investment Management Properties				32,709	1,172,459	934,374	2,139,541	80.0%	98.3%	85.0%	92.2%	94.1%	$44,431,828	$22.53

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (13 spaces).
4.
Property also includes 93,259 sf of office space.
5.
Other co-investment vehicles ownership percentages are presented at our pro rata share.

38	Table of Contents

Investment Management Lease Expirations
Supplemental Report – March 31, 2025	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	1,426	0.6%	194,532	136.40	1.7%	—	—	—%	—	—	—%
2027	3	15,292	6.2%	1,246,815	81.53	10.7%	1	306	29.4%	77,741	254.05	27.3%
2028	1	552	0.2%	120,863	219.00	1.0%	—	—	—%	—	—	—%
2029	1	580	0.2%	91,368	157.59	0.8%	1	177	17.0%	43,413	245.36	15.3%
2030	—	—	—%	—	—	—%	1	226	21.7%	57,142	252.55	20.1%
2031	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2032	4	78,364	32.0%	1,252,647	15.98	10.7%	—	—	—%	—	—	—%
2033	3	18,877	7.7%	897,049	47.52	7.7%	—	—	—%	—	—	—%
2034	4	4,968	2.0%	528,822	106.46	4.5%	1	173	16.6%	47,117	272.35	16.6%
Thereafter	9	125,076	51.0%	7,344,362	58.72	62.9%	2	160	15.3%	58,896	369.23	20.7%
Total [2]	26	245,134	100.0%	$11,676,458	$47.63	100.0%	6	1,042	100.0%	$284,308	$272.92	100.0%

		66,398	Total Vacant [2]					74	Total Vacant [2]
		311,532	Total Square Feet [2]					1,116	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	5	2,086	0.2%	$49,148	$23.56	—%
2025	6	2,530	2.5%	594,904	235.14	21.0%	69	137,315	10.0%	1,954,645	14.23	9.0%
2026	7	13,032	13.1%	204,708	15.71	7.2%	92	124,549	9.1%	2,347,916	18.85	11.0%
2027	11	8,316	8.4%	258,463	31.08	9.1%	91	205,468	15.0%	2,787,600	13.57	13.0%
2028	6	4,629	4.7%	125,329	27.07	4.4%	89	160,903	11.8%	3,150,010	19.58	14.0%
2029	6	28,775	29.0%	585,257	20.34	20.7%	98	214,496	15.7%	3,379,830	15.76	15.0%
2030	2	664	0.7%	42,474	63.94	1.5%	47	126,149	9.2%	2,038,347	16.16	9.0%
2031	3	1,488	1.5%	123,159	82.78	4.3%	33	77,230	5.7%	1,152,494	14.92	5.0%
2032	6	22,238	22.4%	447,772	20.14	15.8%	33	71,670	5.2%	1,151,096	16.06	5.0%
2033	5	12,850	12.9%	294,267	22.90	10.4%	34	78,410	5.7%	1,279,056	16.31	6.0%
2034	2	3,782	3.8%	97,545	25.80	3.4%	42	94,579	6.9%	1,588,420	16.79	7.0%
Thereafter	3	986	1.0%	60,037	60.90	2.1%	22	73,875	5.4%	1,041,408	14.10	6.0%
Total [2]	57	99,290	100.0%	$2,833,915	$28.54	100.0%	655	1,366,730	100.0%	$21,919,970	$16.04	100.0%

		13,375	Total Vacant [2]					83,514	Total Vacant [2]
		112,665	Total Square Feet [2]					1,450,244	Total Square Feet [2]

39	Table of Contents

Investment Management Lease Expirations
Supplemental Report – March 31, 2025	(Pro-Rata Basis)

	OTHER CO-INVESTMENT VEHICLES
		GLA			ABR
	Leases	Expiring	Percent			Percent
	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%
2025	11	9,230	3.5%	437,208	47.37	5.7%
2026	11	24,334	9.3%	719,894	29.58	9.3%
2027	20	37,352	14.4%	1,098,020	29.40	14.2%
2028	21	78,810	30.3%	1,627,105	20.65	21.1%
2029	23	36,151	13.9%	2,029,418	56.14	26.3%
2030	12	37,029	14.2%	828,998	22.39	10.7%
2031	2	2,038	0.8%	139,298	68.34	1.8%
2032	1	1,945	0.7%	68,075	—	0.9%
2033	6	25,118	9.7%	539,194	21.47	7.0%
2034	6	7,999	3.1%	221,297	27.66	2.9%
Thereafter	1	287	0.1%	8,670	30.17	0.1%
Total [2]	114	260,294	100.0%	$7,717,177	$29.65	100.0%

		3,690	Total Vacant [2]
		263,984	Total Square Feet [2]

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

40	Table of Contents

Development and Redevelopment Activity
Supplemental Report – March 31, 2025

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range		Estimated Total Range
CORE

Development:
Henderson Avenue Expansion(1)	100.0%	Dallas, TX	2027/2028	176,000	$23.1	$30.7	$53.8	$14.7	$114.7	$68.5	$168.5

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	14.5	156.2	10.5	20.5	166.7	176.7
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	156.4	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	24.0	0.3	24.3	9.8	11.8	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	3.7	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	50.7	—	50.7	TBD	TBD	TBD	TBD
Total Core Redevelopment					$395.1	$15.0	$410.1	$20.3	$32.3	$200.8	$212.8

Total Core Development and Redevelopment					$418.2	$45.7	$463.9	$35.0	$147.0	$269.3	$381.3

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$3.0	$4.9	$7.9	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$29.9	$5.8	$35.7	$—	$—	$—	$—

Total Core and Investment Management Development and Redevelopment					$448.1	$51.5	$499.6	$35.0	$147.0	$269.3	$381.3

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2025	7,634
651-671 West Diversey (Core)	100.0%	Chicago, IL	2026/2027	40,000
Route 6 Mall (Core)	100.0%	Honesdale, PA	2026	154,000
Mad River (Core)	100.0%	Dayton, OH	2027	126,000
664 N. Michigan Avenue (Core)	100.0%	Chicago, IL	2026	17,000
2323-2409 Henderson Avenue (Core)	100.0%	Dallas, TX	2026	38,500
City Center (Core)	100.0%	San Francisco, CA	2026	241,000

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a controlling 95% interest.

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Important Notes
Supplemental Report – March 31, 2025

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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